UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018 (September 20, 2018)

SKYLINE CHAMPION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Indiana	001-4714	35-1038277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 743, 2520 By-Pass Road

Elkhart, IN 46515

(Address of Principal Executive Offices) (Zip Code)

(574) 294-6521

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On September 20, 2018, Skyline Champion Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the selling shareholders listed on Schedule II thereto (the “Selling Shareholders”), and Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and Jefferies LLC as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), relating to the underwritten offering of 10,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.0277 per share (the “Offering”). All of the Shares are being sold by the Selling Shareholders. The Underwriters have agreed to purchase the Shares from the Selling Shareholders pursuant to the Underwriting Agreement at a price of $27.93375 per share.

The Offering is being made only by means of a prospectus. A shelf registration statement (including a prospectus) relating to the offering of common stock was filed with the Securities and Exchange Commission (the “SEC”) on July 13, 2018, and became effective on July 30, 2018 (Registration No. 333-226176) (the “Registration Statement”). Prospectus supplements relating to the Offering have been filed with the SEC. The closing of the Offering is expected to take place on September 25, 2018, subject to the satisfaction of customary closing conditions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

Taft Stettinius & Hollister LLP, counsel to the Company, has issued an opinion to the Company, dated September 21, 2018, regarding the Shares to be sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 20, 2018, by and among the Company, the Selling Shareholders and the Underwriters.

5.1	Opinion of Taft Stettinius & Hollister LLP.

23.1	Consent of Taft Stettinius & Hollister LLP (included in Exhibit 5.1 above).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Skyline Champion Corporation

By:	/s/ Roger Scholten
Roger Scholten Senior Vice President, General Counsel and Secretary

Date: September 24, 2018